                                                                  EXHIBIT 99(b)


PRO FORMA UNAUDITED CONSOLIDATED BALANCE SHEET
AT MARCH 31, 1999


                                                                                                  Consolidated
                                                                      FFBC         Sand Ridge      Pro forma
                                                                   ----------      ----------     ------------
ASSETS
Cash and due from banks                                            $  124,222       $ 11,919       $  136,141
Interest-bearing deposits with other banks                              9,029            100            9,129
Federal funds sold and securities purchased
  under agreements to resell                                           11,354              0           11,354
Investment securities held-to-maturity, at cost                        32,087                          32,087
  (market value $33,595 at March 31, 1999 and $37,214 at
  December 31, 1998)
Investments available-for-sale, at market value                       288,971        199,280          488,251


Loans:
  Commercial                                                          641,344         36,888          678,232
  Real estate-construction                                             75,634              0           75,634
  Real estate-mortgage                                              1,060,070        246,220        1,306,290
  Installment                                                         494,882         39,898          534,780
  Credit card                                                          16,793          2,571           19,364
  Lease financing                                                      35,361              0           35,361
                                                                   ----------       --------       ----------
      Total loans                                                   2,324,084        325,577        2,649,661
  Less:
    Unearned income                                                     2,803              0            2,803
    Allowance for loan losses                                          30,502          4,778           35,280
                                                                   ----------       --------       ----------
      Net loans                                                     2,290,779        320,799        2,611,578
Premises and equipment                                                 52,181          5,900           58,081
Goodwill                                                               31,039              0           31,039
Other intangibles                                                      11,126              0           11,126
Deferred income taxes                                                   1,565          2,503            4,068
Accrued interest and other assets                                      53,182          5,121           58,303
                                                                   ----------       --------       ----------
      TOTAL ASSETS                                                 $2,905,535       $545,622       $3,451,157
                                                                   ==========       ========       ==========

LIABILITIES
Deposits:
  Noninterest-bearing                                              $  304,936       $ 53,895       $  358,831
  Interest-bearing                                                  2,012,361        388,648        2,401,009
                                                                   ----------       --------       ----------
      Total deposits                                                2,317,297        442,543        2,759,840

Short-term borrowings
  Federal funds purchased and securities sold
    under agreements to repurchase                                     43,580         19,972           63,552
  Federal Home Loan Bank borrowings                                    88,000         20,314          108,314
  Other                                                                   482            706            1,188
                                                                   ----------       --------       ----------
      Total short-term borrowings                                     132,062         40,992          173,054

Long-term borrowings                                                  116,165         13,712          129,877
Accrued interest and other liabilities                                 32,465          3,545           36,010
                                                                   ----------       --------       ----------
      TOTAL LIABILITIES                                             2,597,989        500,792        3,098,781

SHAREHOLDERS' EQUITY
  Common stock - no par value
    Authorized - 60,000,000 shares
    Issued - 36,320,338 shares in 1999                                297,687            600          302,887
  Surplus                                                                   0          4,600                0
  Retained earnings                                                    11,062         37,761           48,823
  Accumulated comprehensive income                                      1,162          1,869            3,031
  Treasury Stock, at cost, 70,039                                        (509)             0             (509)
  Restricted Stock Awards                                              (1,856)             0           (1,856)
                                                                   ----------       --------       ----------
      TOTAL SHAREHOLDERS' EQUITY                                      307,546         44,830          352,376
                                                                   ----------       --------       ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                         $2,905,535       $545,622       $3,451,157
                                                                   ==========       ========       ==========

                                                                  EXHIBIT 99(b)



PRO FORMA UNAUDITED CONSOLIDATED STATEMENTS OF EARNINGS
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                          Three months ended
                                                                                             March 31, 1999
                                                                           -----------------------------------------------------
                                                                             First              Sand Ridge          Consolidated
                                                                           Financial            Financial             Pro forma
                                                                           ---------            ----------          ------------
Interest income
  Loans, including fees                                                     $50,701               $6,324               $57,025
  Investment securities
    Taxable                                                                   4,239                1,427                 5,666
    Tax-exempt                                                                  785                1,424                 2,209
                                                                            -------               ------               -------
      Total investment interest                                               5,024                2,851                7,875
  Interest-bearing deposits with other banks                                     54                    2                    56
  Federal funds sold and securities
    purchased under agreements to resell                                         29                    2                    31
                                                                            -------               ------               -------
      Total interest income                                                  55,808                9,179                64,987
Interest expense
  Deposits                                                                   19,074                3,745                22,819
  Short-term borrowings                                                       1,257                  238                 1,495
  Long-term borrowings                                                        1,369                  533                 1,902
                                                                            -------               ------               -------
      Total interest expense                                                 21,700                4,516                26,216
                                                                            -------               ------               -------
      Net interest income                                                    34,108                4,663                38,771
  Provision for loan losses                                                   1,939                  525                 2,464
                                                                            -------               ------               -------
      Net interest income after
        provision for loan losses                                            32,169                4,138                36,307

Noninterest income
  Service charges on deposit accounts                                         3,059                  586                 3,645
  Trust income                                                                3,396                   41                 3,437
  Investment securities gains                                                    17                    0                    17
  Other                                                                       2,300                  553                 2,853
                                                                            -------               ------               -------
     Total noninterest income                                                 8,772                1,180                9,952

Noninterest expenses
  Salaries and employee benefits                                             13,028                1,665                14,693
  Net occupancy expenses                                                      1,574                  228                 1,802
  Furniture and equipment expenses                                            1,257                  256                 1,513
  Data processing expenses                                                    1,450                  158                 1,608
  Deposit insurance expenses                                                    119                   20                   139
  State taxes                                                                   476                    0                   476
   Amortization of intangibles                                                  943                    0                   943
  Other                                                                       4,958                  927                 5,885
                                                                            -------               ------               -------
     Total noninterest expenses                                              23,805                3,254                27,059
                                                                            -------               ------               -------

Income before income taxes                                                   17,136                2,064                19,200
Income tax expense                                                            6,006                  429                 6,435
                                                                            -------               ------               -------
     Net earnings                                                           $11,130               $1,635               $12,765
                                                                            =======               ======               =======

Net earnings per share - basic                                              $  0.31               $27.25               $  0.31
                                                                            =======               ======               =======
Net earnings per share - diluted                                            $  0.31               $27.25               $  0.31
                                                                            =======               ======               =======
Cash dividends declared per share                                           $  0.15               $ 4.75               $  0.15
                                                                            =======               ======               =======
Average shares outstanding                                               36,225,639               60,000            41,340,639
                                                                         ==========               ======            ==========

                                                                   EXHIBIT 99(b)


PRO FORMA UNAUDITED CONSOLIDATED STATEMENTS OF EARNINGS
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                           Three months ended
                                                                                             March 31, 1998
                                                                           ---------------------------------------------------
                                                                             First              Sand Ridge          Consolidated
                                                                           Financial            Financial             Pro forma
                                                                           ---------            ----------          ------------
Interest income
  Loans, including fees                                                     $45,911               $5,861               $51,772
  Investment securities
    Taxable                                                                   5,484                1,426                 6,910
    Tax-exempt                                                                1,070                  912                 1,982
                                                                            -------               ------               -------
      Total investment interest                                               6,554                2,338                 8,892
  Interest-bearing deposits with other banks                                     63                    2                    65
  Federal funds sold and securities
    purchased under agreements to resell                                        160                   42                   202
                                                                            -------               ------               -------
      Total interest income                                                  52,688                8,243                60,931
Interest expense
  Deposits                                                                   19,577                3,734                23,311
  Short-term borrowings                                                         871                  184                 1,055
  Long-term borrowings                                                          769                   77                   846
                                                                            -------               ------               -------
      Total interest expense                                                 21,217                3,995                25,212
                                                                            -------               ------               -------
      Net interest income                                                    31,471                4,248                35,719
  Provision for loan losses                                                   1,250                  350                 1,600
                                                                            -------               ------               -------
      Net interest income after
        provision for loan losses                                            30,221                3,898                34,119

Noninterest income
  Service charges on deposit accounts                                         2,822                  502                 3,324
  Trust income                                                                2,798                   46                 2,844
  Investment securities gains                                                    44                   49                    93
  Other                                                                       2,141                  469                 2,610
                                                                            -------               ------               -------
     Total noninterest income                                                 7,805                1,066                 8,871

Noninterest expenses
  Salaries and employee benefits                                             11,986                1,545                13,531
  Net occupancy expenses                                                      1,422                  189                 1,611
  Furniture and equipment expenses                                            1,176                  264                 1,440
  Data processing expenses                                                    1,396                  161                 1,557
  Deposit insurance expenses                                                    100                   18                   118
  State taxes                                                                   399                    0                   399
   Amortization of intangibles                                                  947                    0                   947
  Other                                                                       5,166                  865                 6,031
                                                                            -------               ------               -------
     Total noninterest expenses                                              22,592                3,042                25,634
                                                                            -------               ------               -------

Income before income taxes                                                   15,434                1,922                17,356
Income tax expense                                                            5,331                  512                 5,843
                                                                            -------               ------               -------
     Net earnings                                                           $10,103               $1,410               $11,513
                                                                            =======               ======               =======

Net earnings per share - basic                                              $  0.28               $23.50               $  0.28
                                                                            =======               ======               =======
Net earnings per share - diluted                                            $  0.28               $23.50               $  0.28
                                                                            =======               ======               =======
Cash dividends declared per share                                           $  0.14               $ 4.50               $  0.14
                                                                            =======               ======               =======
Average shares outstanding                                               36,421,422               60,000            41,536,422
                                                                         ==========               ======            ==========

                                                                  EXHIBIT 99(b)


PRO FORMA UNAUDITED CONSOLIDATED STATEMENTS OF EARNINGS
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                          Twelve months ended
                                                                                           December 31, 1998
                                                                           -----------------------------------------------------
                                                                             First              Sand Ridge          Consolidated
                                                                           Financial            Financial             Pro forma
                                                                           ---------            ----------          ------------
Interest income
  Loans, including fees                                                    $193,924              $24,295              $218,219
  Investment securities
    Taxable                                                                  21,108                6,572                27,680
    Tax-exempt                                                                3,789                4,326                 8,115
                                                                           --------              -------              --------
      Total investment interest                                              24,897               10,898                35,795
  Interest-bearing deposits with other banks                                    272                    9                   281
  Federal funds sold and securities
    purchased under agreements to resell                                        418                  140                   558
                                                                           --------              -------              --------
      Total interest income                                                 219,511               35,342               254,853
Interest expense
  Deposits                                                                   80,282               16,556                96,838
  Short-term borrowings                                                       4,204                  597                 4,801
  Long-term borrowings                                                        3,961                  898                 4,859
                                                                           --------              -------              --------
      Total interest expense                                                 88,447               18,051               106,498
                                                                           --------              -------              --------
      Net interest income                                                   131,064               17,291               148,355
  Provision for loan losses                                                   6,077                2,050                 8,127
                                                                           --------              -------              --------
      Net interest income after
        provision for loan losses                                           124,987               15,241               140,228

Noninterest income
  Service charges on deposit accounts                                        11,949                2,368                14,317
  Trust income                                                               11,975                  171                12,146
  Investment securities gains                                                   804                  119                   923
  Other                                                                       9,613                1,875                11,488
                                                                           --------              -------              --------
     Total noninterest income                                                34,341                4,533                38,874

Noninterest expenses
  Salaries and employee benefits                                             49,798                6,532                56,330
  Net occupancy expenses                                                      5,612                  781                 6,393
  Furniture and equipment expenses                                            4,832                1,027                 5,859
  Data processing expenses                                                    5,616                  610                 6,226
  Deposit insurance expenses                                                    414                   49                   463
  State taxes                                                                 1,744                    0                 1,744
   Amortization of intangibles                                                 4015                    0                 4,015
  Other                                                                      20,708                3,682                24,390
                                                                           --------              -------              --------
     Total noninterest expenses                                              92,739               12,681               105,420
                                                                           --------              -------              --------

Income before income taxes                                                   66,589                7,093                73,682
Income tax expense                                                           22,483                1,645                24,128
                                                                           --------              -------              --------
     Net earnings                                                          $ 44,106              $ 5,448              $ 49,554
                                                                           ========              =======              ========

Net earnings per share - basic                                             $   1.21              $ 90.80              $   1.19
                                                                           ========              =======              ========
Net earnings per share - diluted                                           $   1.21              $ 90.80              $   1.19
                                                                           ========              =======              ========
Cash dividends declared per share                                          $   0.57              $ 18.00              $   0.57
                                                                           ========              =======              ========
Average shares outstanding                                               36,375,686               60,000            41,490,686
                                                                         ==========               ======            ==========

                                                                  EXHIBIT 99(b)


PRO FORMA UNAUDITED CONSOLIDATED STATEMENTS OF EARNINGS
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                            Twelve months ended
                                                                                             December 31, 1997
                                                                             -----------------------------------------------------
                                                                               First              Sand Ridge          Consolidated
                                                                             Financial            Financial            Pro forma
                                                                             ---------            ----------          ------------
Interest income
  Loans, including fees                                                      $166,336              $22,642             $188,978
  Investment securities
    Taxable                                                                    20,011                5,107               25,118
    Tax-exempt                                                                  4,986                3,391                8,377
                                                                             --------              -------             --------
      Total investment interest                                                24,997                8,498               33,495
  Interest-bearing deposits with other banks                                      253                    9                  262
  Federal funds sold and securities
    purchased under agreements to resell                                          599                  973                1,572
                                                                             --------              -------             --------
      Total interest income                                                   192,185               32,122              224,307
Interest expense
  Deposits                                                                     70,311               15,719               86,030
  Short-term borrowings                                                         5,518                   69                5,587
  Long-term borrowings                                                          1,004                  469                1,473
                                                                             --------              -------             --------
      Total interest expense                                                   76,833               16,257               93,090
                                                                             --------              -------             --------
      Net interest income                                                     115,352               15,865              131,217
  Provision for loan losses                                                     4,736                1,800                6,536
                                                                             --------              -------             --------
      Net interest income after
        provision for loan losses                                             110,616               14,065              124,681

Noninterest income
  Service charges on deposit accounts                                          10,398                2,145               12,543
  Trust income                                                                  9,905                  145               10,050
  Investment securities gains                                                      54                   85                  139
  Other                                                                         6,620                1,476                8,096
                                                                             --------              -------             --------
     Total noninterest income                                                  26,977                3,851               30,828

Noninterest expenses
  Salaries and employee benefits                                               42,385                5,602               47,987
  Net occupancy expenses                                                        5,025                  700                5,725
  Furniture and equipment expenses                                              4,374                1,028                5,402
  Data processing expenses                                                      4,960                  582                5,542
  Deposit insurance expenses                                                      375                   47                  422
  State taxes                                                                   1,718                    0                1,718
   Amortization of intangibles                                                  1,326                    0                1,326
  Other                                                                        17,514                3,270               20,784
                                                                             --------              -------             --------
     Total noninterest expenses                                                77,677               11,229               88,906
                                                                             --------              -------             --------

Income before income taxes                                                     59,916                6,687               66,603
Income tax expense                                                             19,608                1,694               21,302
                                                                             --------              -------             --------
     Net earnings                                                            $ 40,308              $ 4,993             $ 45,301
                                                                             ========              =======             ========

Net earnings per share - basic                                               $   1.11              $ 83.21             $   1.09
                                                                             ========              =======             ========
Net earnings per share - diluted                                             $   1.10              $ 83.21             $   1.08
                                                                             ========              =======             ========
Cash dividends declared per share                                            $   0.52              $ 17.00             $   0.52
                                                                             ========              =======             ========
Average shares outstanding                                                 36,402,415               60,000           41,517,415
                                                                           ==========               ======           ==========

                                                                  EXHIBIT 99(b)


PRO FORMA UNAUDITED CONSOLIDATED STATEMENTS OF EARNINGS
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                          Twelve months ended
                                                                                           December 31, 1996
                                                                           -----------------------------------------------------
                                                                             First              Sand Ridge          Consolidated
                                                                           Financial            Financial            Pro forma
                                                                           ---------            ----------          ------------
Interest income
  Loans, including fees                                                    $144,941              $21,149              $166,090
  Investment securities
    Taxable                                                                  19,330                4,689                24,019
    Tax-exempt                                                                6,047                2,759                 8,806
                                                                           --------              -------              --------
      Total investment interest                                              25,377                7,448                32,825
  Interest-bearing deposits with other banks                                    450                   19                   469
  Federal funds sold and securities
    purchased under agreements to resell                                        507                  316                   823
                                                                           --------              -------              --------
      Total interest income                                                 171,275               28,932               200,207
Interest expense
  Deposits                                                                   65,907               14,052                79,959
  Short-term borrowings                                                       3,521                  271                 3,792
  Long-term borrowings                                                          279                  149                   428
                                                                           --------              -------              --------
      Total interest expense                                                 69,707               14,472                84,179
                                                                           --------              -------              --------
      Net interest income                                                   101,568               14,460               116,028
  Provision for loan losses                                                   3,433                1,440                 4,873
                                                                           --------              -------              --------
      Net interest income after
        provision for loan losses                                            98,135               13,020               111,155

Noninterest income
  Service charges on deposit accounts                                         9,182                1,694                10,876
  Trust income                                                                8,278                  106                 8,384
  Investment securities gains                                                    (8)                 (28)                  (36)
  Other                                                                       4,645                1,505                 6,150
                                                                           --------              -------              --------
     Total noninterest income                                                22,097                3,277                25,374

Noninterest expenses
  Salaries and employee benefits                                             37,586                4,832                42,418
  Net occupancy expenses                                                      4,790                  614                 5,404
  Furniture and equipment expenses                                            3,911                  882                 4,793
  Data processing expenses                                                    4,773                  553                 5,326
  Deposit insurance expenses                                                   2889                   12                 2,901
  State taxes                                                                 1,706                    0                 1,706
   Amortization of intangibles                                                  657                    0                   657
  Other                                                                      14,949                2,606                17,555
                                                                           --------              -------              --------
     Total noninterest expenses                                              71,261                9,499                80,760
                                                                           --------              -------              --------

Income before income taxes                                                   48,971                6,798                55,769
Income tax expense                                                           15,031                1,914                16,945
                                                                           --------              -------              --------
     Net earnings                                                          $ 33,940              $ 4,884              $ 38,824
                                                                           ========              =======              ========

Net earnings per share - basic                                             $   0.96              $ 81.39              $   0.96
                                                                           ========              =======              ========
Net earnings per share - diluted                                           $   0.96              $ 81.39              $   0.96
                                                                           ========              =======              ========
Cash dividends declared per share                                          $   0.46              $ 16.00              $   0.46
                                                                           ========              =======              ========
Average shares outstanding                                               35,359,522               60,000            40,474,522
                                                                         ==========               ======            ==========

                                                                   EXHIBIT 99(b)


                        SAND RIDGE FINANCIAL CORPORATION
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


General

Reclassification of information has been made at times to provide consistency in the presentation of financial information for the corporations involved. These reclassifications are not material in nature and had no effect on net earnings.


(A) First Financial exchanged 5,115,000 shares of First Financial Common Stock for all the 60,000 outstanding shares of Sand Ridge Financial Corporation Common Stock. The exchange ratio was 85.25 shares of First Financial Common Stock for each share of Sand Ridge Financial Corporation Common Stock which was calculated by dividing 5,115,000 by 60,000 which was the aggregate number of shares of Sand Ridge Financial Corporation's Common Stock issued and outstanding immediately prior to the consummation.

(B) First Financial Common Stock and Sand Ridge Financial Common Stock do not have par values. Sand Ridge Financial Common Stock, however, has a stated value of $10.00 per share, while First Financial Common Stock does not have a stated value. Since First Financial Common Stock does not have a stated value, its capital accounts do not include an "additional paid-in capital" or "surplus" account. As a result, Sand Ridge Financial Corporation's additional paid-in capital was transferred to its "common stock" account in the "consolidated pro-forma column, as shown in the table below:


         Common stock                                $  600  $ 4,600   $5,200
         Surplus                                      4,600   (4,600)       0
                                                     ------  -------   ------
         Total common stock and surplus              $5,200  $     0   $5,200
                                                     ======  =======   ======